UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2026

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Accelerated Share Repurchase

On March 4, 2026, EPAM Systems, Inc. (the “Company”) entered into a Fixed Dollar Accelerated Share Repurchase Transaction agreement (the “ASR Agreement”) with Morgan Stanley & Co. LLC (“Morgan Stanley”) to repurchase an aggregate of $300 million of shares of the Company’s common stock (the “Common Stock”). The accelerated share repurchase transaction under the ASR Agreement (the “ASR Transaction”) is being consummated under the Company’s $1.0 billion share repurchase authorization approved by the Company’s Board of Directors (the “Board”) in October 2025.

Under the terms of the ASR Agreement, the Company will make a payment of $300 million to Morgan Stanley, and will receive from Morgan Stanley (expected by March 5, 2026) an initial delivery of 1,703,336 shares of Common Stock, or $240 million worth based on the closing price of the Common Stock on March 4, 2026. The final number of shares of Common Stock to be repurchased under the ASR Transaction will be determined on completion of the ASR Transaction and will generally be based on the volume-weighted average share price of the Common Stock during the term of the ASR Agreement, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. The final settlement of the ASR Transaction is expected to be completed no later than the second quarter of 2026, with the settlement date determined at Morgan Stanley’s option within an agreed range, subject to earlier termination under certain limited circumstances, as set forth in the ASR Agreement. At settlement of the ASR Agreement, Morgan Stanley may be required to deliver additional shares of Common Stock to the Company, or, under certain circumstances, the Company may be required to deliver shares of Common Stock to Morgan Stanley or, at the Company’s election, remit a settlement amount in cash to Morgan Stanley. The Company is funding the share repurchase under the ASR Transaction using cash on hand and borrowings under its existing credit facility.

The ASR Agreement contain terms and provisions governing the ASR Transaction which are customary for these types of transactions, and which include, but are not limited to, the mechanism used to determine the number of shares of Common Stock or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares, the circumstances under which Morgan Stanley is permitted to make adjustments to valuation and calculation periods, various acknowledgements, representations and warranties made by the parties to one another, and the circumstances under which the ASR Agreement may be terminated early.

The foregoing description of the ASR Agreement and ASR Transaction is a summary and is qualified in its entirety by reference to the ASR Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 5, 2026, the Company issued a press release announcing that the Company has entered into the ASR Transaction described in Item 1.01 of this report under the share repurchase authorization approved by the Board in October 2025. A copy of the press release announcing the ASR Transaction is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
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Forward-Looking Statements

This Current Report on Form 8-K includes estimates and statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The Company’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect the Company’s business and operations. These statements may include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. Those future events and trends may relate to, among other things, developments relating to the war in Ukraine and escalation of the war in the surrounding region, political and civil unrest or military action in the geographies where the Company conducts business and operates, difficult conditions in global capital markets, foreign exchange markets, global trade and the broader economy, the adoption and implementation of artificial intelligence technologies by the Company and its clients, and the effect that these events may have the Company’s client demand and the Company’s revenues, operations, access to capital, and profitability. Other factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the risk factors discussed in the Company's most recent Annual Report on Form 10-K and the factors discussed in the Company's Quarterly Reports on Form 10-Q, particularly under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" and other filings with the Securities and Exchange Commission. Although the Company believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made based on information currently available to it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1 Fixed Dollar Accelerated Share Repurchase Transaction agreement dated March 4, 2026 between EPAM Systems, Inc. and Morgan Stanley & Co. LLC
99.1 Press release dated March 5, 2026
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2026

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary